UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2020

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Prospect Street, Suite 210, La Jolla, CA USA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 760-943-1689

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

We held our 2020 annual meeting of stockholders on June 19, 2020 (the “Annual Meeting”). Of the 3,427,399 shares of our common stock outstanding as of the record date of April 27, 2020, 1,857,351 shares of common stock were represented at the Annual Meeting, either in person via live internet webcast or by proxy, constituting approximately 54.19% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Directors. Each of the following nominees was elected to serve as a director, to hold office until our 2021 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Against	Abstensions	Broker Non-Votes
Gregory D. Gorgas	1,017,335	37,104	860	802,052
Connie Matsui	1,014,850	39,631	818	802,052
Steven Kelly	1,011,102	43,354	843	802,052
John W. Beck	1,013,785	40,696	818	802,052
R. Martin Emanuele, Ph.D.	1,013,427	41,054	818	802,052
Douglas Blayney, M.D.	1,013,487	40,994	818	802,052

2.

Approval of Amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the 2018 Equity Incentive Plan by 425,000 shares. The Company’s 2018 Equity Incentive Plan was amended to increase the number of shares of common stock reserved for issuance under the 2018 Equity Incentive Plan by 425,000 shares, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,003,038	48,010	4,251	802,052

3.

Approval of Amendment to the Company’s 2018 Equity Incentive Plan to add a provision to provide for automatic annual increases to the number of shares reserved for issuance under the 2018 Equity Incentive Plan. The Company’s 2018 Equity Incentive Plan was amended to add a provision to provide for a number of shares of the Company’s common stock to be automatically added to the 2018 Plan’s share reserve on the first day of each fiscal year starting with the 2021 fiscal year to the least of (i) 15% of the outstanding shares of the Company’s common stock on the last day of the immediately preceding fiscal year, (ii) 7,500,000 shares, or (iii) a number of shares determined by the Company’s board of directors, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,002,363	48,486	4,450	802,052

4.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020 was ratified based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,683,490	164,303	9,558	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date June 22, 2020

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